UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2026

United Therapeutics Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26301	52-1984749
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1000 Spring Street
Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UTHR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01. Regulation FD Disclosure

On March 2, 2026, United Therapeutics Corporation (the “Company”) issued a press release announcing positive results of the ADVANCE OUTCOMES clinical study of ralinepag in patients with pulmonary arterial hypertension. The press release is attached as Exhibits 99.1 and is incorporated herein by reference.

As disclosed in the press release, the Company intends to host a webcast presentation to discuss the ADVANCE OUTCOMES results at 8:30 a.m. Eastern Time on March 2, 2026. The presentation will include the slides furnished as Exhibit 99.2 hereto and incorporated herein by reference. These slides will also be posted to the Company’s website at https://ir.unither.com/events-and-presentations. A rebroadcast of the webcast will be available for one year and can be accessed at the same location.

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Presentation dated March 2, 2026
99.2	Investor Presentation dated March 2, 2026
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: March 2, 2026	By:	/s/ Paul A. Mahon
	Name:	Paul A. Mahon
	Title:	General Counsel

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